SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): October 27, 2004

                               COMCAST CORPORATION
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             (Exact name of registrant as specified in its charter)

 Pennsylvania                        000-50093               27-0000798
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(State or other                 (Commission file           (IRS employer
jurisdiction of                      number)               identification no.)
incorporation)

             1500 Market Street, Philadelphia, PA         19102-2148
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            (Address of principal executive offices)      (Zip Code)

        Registrant's telephone number, including area code (215) 665-1700
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Item 2.02. Results of Operations and Financial Condition

      On October 27, 2004, Comcast Corporation ("Comcast") issued a press release reporting the results of its operations for the three and nine months ended September 30, 2004. The press release is attached hereto as Exhibit 99.1. Comcast does not intend for this Item 2.02 or Exhibit 99.1 to be treated as "filed" under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

Item 9.01. Exhibits

Exhibit 99.1    Comcast Corporation press release dated October 27, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  October 27, 2004                 COMCAST CORPORATION

                                     By: /s/ Lawrence J. Salva
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                                         Lawrence J. Salva
                                         Senior Vice President,
                                         Chief Accounting Officer and Controller
                                         (Principal Accounting Officer)